EXHIBIT 10.1

T-BAMM

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into as of the date specified on the signature page hereto by and among T-BAMM, a Nevada corporation (the “Company”), and the subscriber whose name appears on the signature page hereto (the “Investor”), and is delivered and executed in connection with the Company’s sale of its common stock.

RECITALS

Whereas, the Company is conducting a private offering (the “Offering”) of shares of its common stock (the “Shares”) at the price of U.S.$0.001 per Share to certain qualified purchasers.

Whereas, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, on the terms and in the manner specified in this Agreement, a certain number of the Shares.

Now, Therefore, for and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises, and subject to the conditions hereinafter set forth, and with the intent to be obligated legally thereby, the parties do hereby covenant and agree that the recitals set forth above are true and accurate and are hereby incorporated in and made a part of this Agreement, and further covenant and agree as follows:

1. Purchase and Sale of The Shares

1.1 Purchase Price. Subject to the terms and conditions of this Agreement, the Investor hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Investor ________ Shares, at the price of U.S.$0.001 per Share, for a total purchase price of U.S. $_____________.

1.2 Payment. All funds payable by the Investor shall be by personal, certified, or cashier’s check made payable to “ T-BAMM”

2. Use of Proceeds

The Company shall use the proceeds from the sales of the Shares to fund the Company’s operations and for working capital. The Company has significant flexibility regarding the use of those proceeds.

3. Representations and Warranties of the Investor

The Investor hereby represents and warrants to the Company the following:

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3.1 Non-U.S. Person Status. The Investor is not a “U.S. person” within the meaning of Rule 902(k) of Regulation S, promulgated by the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Act”). The Investor understands that the Shares are being offered and sold only to persons who are not “U.S. persons.” As such, the Investor is not:

•	A natural person resident in the United States of America;

•	A partnership or corporation organized or incorporated pursuant to the laws of the United States of America;

•	An estate of which any executor or administrator is a U.S. person;

•	A trust of which any trustee is a U.S. person;

•	An agency or branch of a foreign entity located in the United States of America;

•	A non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•	A discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States of America; or

•	A partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined by the Act) who are not natural persons, estates or trusts.

Further, the Investor is not a member of any identifiable group of United States citizens abroad, such as the United States armed forces serving overseas. The Investor understands that the Company is relying on the Investor with respect to the accuracy of this representation and understands the significance of the Investor’s representation to the Company that the Investor is not a U.S. person. In addition, the Investor agrees to notify the Company of any material changes affecting the Investor’s non-U.S. person status prior to the closing of any purchase made.

3.2 Location. At the time of the signing of this Agreement, and at all times relevant to the Investor’s purchase of the Shares, the Investor is and has been located outside of the United States of America.

3.3 Foreign Purpose. The Investor is not purchasing the Shares for the account or benefit of a U.S. person, as defined pursuant to Section 3.1 hereof.

3.4 Authorization. This Agreement constitutes valid and legally binding obligations of the Investor, enforceable in accordance with its terms. The Investor has full power and authority to enter into this Agreement. To the extent that the Investor is a trust, the undersigned trustee of the Investor is the duly authorized trustee and the Investor has all necessary powers and authority to acquire the Shares under the laws of the nation of its domicile and under the terms of the trust agreement, as amended, under which it was created. To the extent that the Investor is a corporation, limited liability company or partnership, the undersigned officer, manager or general partner of the Investor is the duly authorized officer, manager or general partner and the Investor has all necessary powers and authority to acquire the Shares under the laws of the nation of its organization and under the terms of the bylaws, operating agreement or partnership agreement, respectively.

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3.5 Purchase for Own Account. The Investor’s Shares will be acquired for investment purposes only for the Investor’s own account, not as a nominee or agent, and not with an intent to resell or distribute of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the Shares. Further, the Investor is not, directly or indirectly, a party to any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Shares.

3.6 Restricted Securities. The Investor understands that the Shares are “restricted securities” pursuant to the securities laws of the United States of America, inasmuch as the Shares are being acquired from the Company in a transaction exempt from registration pursuant to the Act, and the Shares may only be resold without registration pursuant to the Act in certain limited circumstances. In this regard, the Investor shall not make any disposition of all or any portion of the Investor’s Shares, unless in accordance with the provisions of Regulation S, pursuant to registration pursuant to the Act, or pursuant to an available exemption from such registration. Further, the Investor shall not engage in hedging transactions with regard to the Investor’s Shares, unless in compliance with the Act. The Investor understands that the Company is required by law to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration pursuant to the Act, or pursuant to an available exemption from such registration.

3.7 No History of Company Operations. It has been called to the Investor’s attention, by those individuals with whom the Investor has dealt in connection with the Investor’s proposed purchase of Shares, that the Company is newly organized and has no history of operation and earnings and the Investor’s proposed investment in the Company involves significant risks, which may result in the loss of the total amount of that investment, and no assurances are or have been made regarding any advantages which may inure to the benefit of the Investor.

3.8 Lack of Determination Re: Fairness. No securities administrator or similar person of any jurisdiction has made any finding or determination relating to the fairness of any purchase of the Shares, and no securities administrator or similar person of any jurisdiction has or will recommend or endorse a purchase of the Shares.

3.9 Risk of Loss. The Investor (i) is able to accommodate the loss of the Investor’s entire investment without any material adverse effect on the Investor’s economic stability; (ii) understands that an investment in the Company involves substantial risks; and (iii) has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment to be made by the Investor pursuant to this Agreement.

3.10 No Solicitation. The Investor was not solicited to purchase the Shares by any means of general solicitation or advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any meeting where attendees were invited by any general solicitation or advertising. Further, no selling efforts were directed to the Investor in the United States of America.

3.11 Independent Investigation; Independent Advisors. The Investor has had a reasonable opportunity to review this Agreement, ask questions of and receive answers from the Company, and all such questions, if any, have been answered to the full and complete satisfaction of the Investor. The Investor has had the opportunity to review this Agreement with the Investor’s legal counsel or business or tax advisor. The Investor is relying solely on such counsel or business or tax advisor, if any, and not on any statements or representations of the Company or any of its agents for tax or legal advice with respect to the Investor’s purchase of Shares.

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3.12 Finder’s Fee. No person has or will have, as a result of any act or omission by the Investor, any right, interest or valid claim against the Company for any commission, fee, or other compensation as a finder or broker, or in any similar capacity, in connection with the Investor’s purchase of Shares.

3.13 Legend. The Investor understands that the certificates evidencing the Shares shall have the legend specified below.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO PURSUANT TO THE ACT, IN ACCORDANCE WITH REGULATION S OF THE ACT, OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW.

4. Indemnification

The Investor shall and hereby does indemnify and hold harmless the Company and its officers, directors, employees, attorneys, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys’ fees, that the foregoing, or any of them, may incur by reason of, or in connection with, any misrepresentation, inaccurate statement or material omission made by the Investor herein, any breach of any of the Investor’s representations and warranties, or any failure on the Investor’s part to fulfill any of the Investor’s covenants, agreements or obligations specified herein.

5. General Provisions

5.1 Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

5.2 Survival of Warranties. The warranties, representations, and covenants of the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

5.3 Successors and Assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the signatories hereto any rights, remedies, obligations, or liabilities pursuant to or because of this Agreement. The Investor may not assign any of the Investor’s rights or interests in and pursuant to this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be null and void and without any force or effect whatsoever.

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5.4 Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the State of Nevada, United States of America, disregarding any principles of conflicts of law that would otherwise provide for the application of the substantive law of another jurisdiction. The Company and the Investor each (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in Nevada State Court, County of Clark, United States of America, or in the United States District Court for the District of Nevada; (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum; and (iii) irrevocably consents to the jurisdiction of the Nevada State Court, County of Clark, and the United States District Court for the District of Nevada in any such suit, action or proceeding. The Company and the Investor agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Nevada State Court, County of Clark, or in the United States District Court for the District of Nevada and agree that service of process upon them mailed by certified mail to their addresses shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding.

5.5 Counterparts. This Agreement may be executed at different times and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be sent by facsimile and mail to the party to be notified and shall be deemed effectively given seven days after being mailed, postage prepaid and addressed to the party to be notified. Any notice to the Company and the Investor shall be sent to their respective facsimile numbers and addresses specified on the signature page hereof, or at such other facsimile number or address as a party may designate by ten days’ advance written notice to the other parties.

5.8 Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

5.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms. In addition, if any such provision, or any part thereof, is held to be unenforceable, the parties agree that the court, regulatory agency or other governmental body making such determination shall have the power to delete or add specific words or phrases, so that such provision shall then be enforceable to the fullest extent permitted by law.

5.10 Neutral Interpretation. This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

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In Witness Whereof, the undersigned have executed this Agreement as of the _____ day of Dec       , 2017.

INVESTOR	ADDRESS	AMOUNT

U.S. $___________
(Print name)

NUMBER OF SHARES
By:
	Telephone:	________________
Its:
(if applicable)	Facsimile:

Email:

T-BAMM

By:
Jack Chen
Its:	Director and President

Telephone:

Facsimile:

Email:

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